EXHIBIT A

JOINT FILING AGREEMENT

The undersigned and each other person executing this joint filing agreement (this "Filing Agreement") agree as follows:

The undersigned and each other person executing this Filing Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Filing Agreement.

The undersigned and each other person executing this Filing Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Filing Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Filing Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:	February 14, 2003

MADISON DEARBORN CAPITAL PARTNERS II, L.P.
By: Madison Dearborn Partners II, L.P., its general partner
By: Madison Dearborn Partners, Inc., its general partner

By:	/s/ James N. Perry, Jr.
Its:	Managing Director

MADISON DEARBORN PARTNERS II, L.P.
By: Madison Dearborn Partners, Inc., its general partner

By:	/s/ James N. Perry, Jr.
Its:	Managing Director

MADISON DEARBORN PARTNERS, INC.

By:	/s/ James N. Perry, Jr.
Its:	Managing Director

FRONTENAC VII LIMITED PARTNERSHIP
By: Frontenac Company VII, LLC, its general partner

By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)

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FRONTENAC MASTERS VII LIMITED PARTNERSHIP
By: Frontenac Company VII, LLC, its general partner

By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)

FRONTENAC COMPANY VII, LLC

By:	/s/ KAREN C. FANELLI
Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)

By:	/s/ KAREN C. FANELLI

Karen C. Fanelli, Under Power of Attorney (previously filed and incorporated herein by reference)  for:  Paul D. Carbery; James E. Cowie; James E. Crawford III; Rodney L. Goldstein; Martin J. Koldyke; Martin Laird Koldyke; Laura P. Pearl; Jeremy H. Silverman

/s/ ROYCE J. HOLLAND
ROYCE J. HOLLAND

/s/ THOMAS M. LORD
THOMAS M. LORD

/s/ C. DANIEL YOST
C. DANIEL YOST

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